Exhibit 10.163

                                    AGREEMENT

      THIS AGREEMENT (this "Agreement") made as of this 30th day of March, 1999 by and between CAREMATRIX OF MASSACHUSETTS, INC., a Delaware corporation ("CMI") and the parties listed on Schedule 1 (collectively, the "Chancellor Entities").

                               W I T N E S S E T H

      WHEREAS, the Chancellor Entities are the owners and operators of a certain senior housing facility (the "Facilities") listed on Schedule 1 opposite their names; and

      WHEREAS, CMI and the Chancellor Entities are parties to a certain Management Agreements with respect to the Facilities (as the same may have been amended to date, the "Management Agreements"), pursuant to which CMI provides certain management services to the Chancellor Entities with respect to the Facilities; and

      WHEREAS, CMI has agreed to acquire certain personal property of the Chancellor Entities and lease the same back to the Chancellor Entities in accordance with the terms set forth herein (the "Personal Property Leases")

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1. In consideration of $2,200,000 paid this day by CMI, the Chancellor Entities hereby assign, set over and transfer unto CMI to have and to hold from and after the date hereof, all of the right, title and interest of the Chancellor Entities in and to the personal property set forth on Schedule 2 for each Chancellor Entity (collectively, the "Personal Property").

      2. CMI hereby leases the Personal Property to the Chancellor Entities in accordance with the terms set forth in the form of Lease attached hereto as Exhibit A.

      3. The Chancellor Entities each for themselves hereby warrant and represent that (a) they have good title to the Personal Property attributable to the Facility owned by such Chancellor Entity and (b) they have obtained any and all consents needed in connection with the matters contemplated hereby.

      4. The Chancellor Entities each hereby covenant and agree to take such further actions as CMI deems reasonably necessary to enable CMI to receive the benefits contemplated by this Agreement.

      5. This Agreement (i) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, (ii) shall be governed by the laws of the

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            Commonwealth of Massachusetts, and (iii) may not be modified orally, but only by a writing signed by each of CMI and each of the Chancellor Entities intended to be bound thereby.

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      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

                                    CHANCELLOR OF ARI, INC.
                                    CHANCELLOR OF BONITA SPRINGS, INC.
                                    CHANCELLOR OF ABERDEEN, INC.
                                    CHANCELLOR OF CAPE ELIZABETH, INC.
                                    CHANCELLOR OF PINEVILLE, INC.
                                    CHANCELLOR OF CLEARFIELD, INC.
                                    CHANCELLOR OF DEERFIELD BEACH, INC.
                                    CHANCELLOR OF DURHAM, INC.
                                    CHANCELLOR OF ELLICOTT CITY, INC.
                                    CHANCELLOR OF GLEN COVE, INC.
                                    CHANCELLOR OF HOUSTON, INC.
                                    CHANCELLOR OF STUART, INC.
                                    CHANCELLOR OF THE LAKES, INC.
                                    CHANCELLOR OF MERRILLVILLE, INC.
                                    CHANCELLOR OF NAPLES, INC.
                                    CCC OF NEW JERSEY, INC.
                                    CHANCELLOR OF RIDGEFIELD, INC.
                                    CHANCELLOR OF ROSWELL, INC.


                                    By: /s/ Abraham D. Gosman
                                        ----------------------------------------
                                        Name:
                                        Title:
                                        hereunto duly authorized


                                    CAREMATRIX OF MASSACHUSETTS, INC.


                                    By: /s/ David B. Currie
                                        ----------------------------------------
                                        Name:
                                        Title:
                                        hereunto duly authorized